UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 11, 2020, the Board of Directors of Equity LifeStyle Properties, Inc. (referred to herein as the "Company," “we,” “us,” and “our”) declared a second quarter 2020 dividend of $0.3425 per common share, representing, on an annualized basis, a dividend of $1.37 per common share. The dividend will be paid on July 10, 2020 to stockholders of record at the close of business on June 26, 2020.

Additionally, the Company announced a financial update for the two months ended May 31, 2020. Core community base rental income and core resort base rental income from annuals grew 4.6% and 4.8%, respectively, for the two months ended May 31, 2020 compared to the same period in 2019. Core community occupancy was 95.2% as of May 31, 2020. Core resort base rental income from transients declined $5.7 million for the two months ended May 31 2020 compared to the same period in 2019. New home sales grew 1.3% for the two months ended May 31, 2020 compared to the same period in 2019. Manufactured home ("MH") rent collection and recreational vehicle ("RV") rent collection from annuals was 97.6% and 97.7%, respectively, for the two months ended May 31, 2020, compared to 98.6% in each case for the same period in 2019. Deferred rent represented 30 basis points of billed rent for the MH portfolio for the two months ended May 31, 2020. For the two months ended May 31, 2020, we had received 97.6% of Thousand Trails cash receipts compared to the same period in 2019. For the two months ended May 31, 2020, 98.1% of Marina billings have been collected.

The Company also announced an operational update for May and June 2020, which included extending its rent deferral program, and continuing to suspend eviction proceedings, defer MH rent increase notices, waive fees for late rent payment and RV reservation cancellations and allow extended stays for Thousand Trails members. All northern RV properties with delayed openings and all marina properties are now open.

The Company has prepared the preliminary estimated financial and operational data and collection data set forth above based upon the Company’s internal reporting for the months ended April 30 and May 31, 2020. These estimates are preliminary and unaudited and are inherently uncertain and may be subject to change when the Company reports its financial statements as of and for the three months ending June 30, 2020. Given the timing of these estimates, the Company has not completed its customary financial closing and review procedures for the months ended April 30 and May 31, 2020, or for any period after such dates. The Company may identify other items that require material adjustments to such preliminary estimates as the Company closes its books for the three months ending June 30, 2020. Accordingly, these estimates should not be viewed as a substitute for full interim financial statements for such months or the quarter prepared in accordance with GAAP. The factors that affected our results for the months ended April 30 and May 31, 2020 may not continue, and therefore, the Company’s actual results for the three months ending June 30, 2020 could differ materially from any trends suggested by these estimates. You should exercise caution in relying on this information and should not place undue reliance on this information or draw any inferences from this information regarding financial or operating data not yet provided or available.

        This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•our ability to control costs and real estate market conditions, our ability to retain customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);
•our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;
•our ability to attract and retain customers entering, renewing and upgrading membership subscriptions;
•our assumptions about rental and home sales markets;
•our ability to manage counterparty risk;
•our ability to renew our insurance policies at existing rates and on consistent terms;
•in the age-qualified properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;
•results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;
•impact of government intervention to stabilize site-built single-family housing and not manufactured housing;

•effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;
•the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;
•unanticipated costs or unforeseen liabilities associated with recent acquisitions;
•ability to obtain financing or refinance existing debt on favorable terms or at all;
•the effect of interest rates;
•the effect from any breach of our, or any of our vendors', data management systems;
•the dilutive effects of issuing additional securities;
•the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and
•other risks indicated from time to time in our filings with the Securities and Exchange Commission.

        In addition, these forward-looking statements are subject to risks related to the COVID-19 pandemic, many of which are unknown, including the duration of the pandemic, the extent of the adverse health impact on the general population and on our residents, customers, and employees in particular, its impact on the employment rate and the economy, the extent and impact of governmental responses, and the impact of operational changes we may implement in response to the pandemic.

        For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

        These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
        We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 413 quality properties in 33 states and British Columbia consisting of 156,655 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer

Date: June 12, 2020